                                 eMachines, Inc.

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

  Quarters Ended and Six Months Ended September 29, 2001 and September 30, 2000
                    (in thousands, except share information)

                                                                         Quarters Ended                    Nine Months Ended
                                                               ---------------------------------- ----------------------------------
                                                                September 29,    September 30,     September 29,     September 30,
                                                                     2001             2000              2001              2000
                                                               ---------------- ----------------- ----------------  ----------------
Net revenues:
     Hardware ................................................ $     91,712     $     172,181     $    340,727      $    539,861
     Internet                                                         1,594             2,845            4,664             9,481
                                                               ---------------- ----------------- ----------------  ----------------
          Net revenues .......................................       93,306           175,026          345,391           549,342
                                                               ---------------- ----------------- ----------------  ----------------
Cost of revenues:
     Hardware ................................................       91,108           167,125          360,627           558,637
     Internet                                                            76               408            1,147             1,247
                                                               ---------------- ----------------- ----------------  ----------------
          Cost of revenues ...................................       91,184           167,533          361,774           559,884
                                                               ---------------- ----------------- ----------------  ----------------
     Gross profit (loss) .....................................        2,122             7,493          (16,383)          (10,542)
Operating expenses:
     Sales and marketing (includes $22, $22, $64 and $66 of
        non-cash stock-based compensation, respectively) .....        2,489             4,854            8,298            15,599
     Customer service and technical support ..................        1,547             4,061            6,009            14,290
     General and administrative (includes $39, $69, $118 and
        $207 of non-cash stock-based compensation,
        respectively) ........................................        8,082             7,916           31,416            21,582
     Amortization of intangible assets .......................            -            11,962            2,922            37,152
     Impairment of intangible assets .........................            -                 -            9,006                 -
                                                               ---------------- ----------------- ----------------  ----------------
          Total operating expenses ...........................       12,118            28,793           57,651            88,623
                                                               ---------------- ----------------- ----------------  ----------------
Loss from operations .........................................       (9,996)          (21,300)         (74,034)          (99,165)
Interest and other income, net ...............................        1,933             3,195            6,614             9,000
                                                               ---------------- ----------------- ----------------  ----------------
Net loss                                                             (8,063)          (18,105)         (67,420)          (90,165)

Accretion of mandatorily redeemable preferred stock to
redemption value .............................................            -                 -                -            (2,346)
                                                               ---------------- ----------------- ----------------  ----------------
Net loss attributable to common stockholders ................. $     (8,063)    $     (18,105)    $    (67,420)     $    (92,511)
                                                               ================ ================= ================  ================
Net loss per share attributable to common stockholders:
     Basic and diluted ....................................... $      (0.05)    $       (0.12)    $      (0.46)     $      (0.73)
                                                               ================ ================= ================  ================
Shares used to compute net loss per share:
     Basic and diluted .......................................  145,511,099       145,341,613      145,492,020      $125,995,044
                                                               ================ ================= ================  ================

Supplementary information:

Reconciliation from net loss attributable to common stockholders to loss before amortization of intangible assets, impairment of intangible assets, non-cash stock-based compensation, accretion of mandatorily redeemable preferred stock to redemption value and CEO transition costs and Internet business unit restructuring charge:

     Net loss atributable to common stockholders ............. $     (8,063)    $     (18,105)    $    (67,420)     $    (92,511)
     Amortization of intangible assets .......................            -            11,962            2,922            37,152
     Impairment of intangible assets .........................            -                 -            9,006                 -
     Non-cash stock-based compensation .......................           61                91              182               273
     Accretion of mandatorily redeemable preferred stock to
          redemption value ...................................            -                 -                -             2,346
     CEO transition costs and Internet business unit
          restructuring charge ...............................            -                 -            7,485                 -
                                                               ---------------- ----------------- ----------------  ----------------
     Loss before amortization of intangible assets,
          impairment of intangible assets, non-cash
          stock-based compensation, accretion of
          mandatorily redeemable preferred stock to
          redemption value and CEO transition costs and
          Internet business unit restructuring charge ........ $     (8,002)    $      (6,052)    $    (47,825)     $    (52,740)
                                                               ================ ================= ================  ================
Loss per share before amortization of intangible assets,
     impairment of intangible assets, non-cash
     stock-based compensation, accretion of mandatorily
     redeemable preferred stock to redemption value and
     CEO transition costs and Internet business unit
     restructuring charge:
     Basic and diluted ....................................... $      (0.05)    $       (0.04)    $      (0.33)     $      (0.42)


Shares used in computing loss per share:
     Basic and diluted .......................................  145,511,099       145,341,613      145,492,020       125,995,044

                                 eMachines, Inc.

                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

                    September 29, 2001 and December 30, 2000
                    (in thousands, except share information)

                                                                                  September 29,       December 30,
                                                                                       2001               2000
                                                                                  -------------       ------------
                                       ASSETS
                                       ------

Current assets:
     Cash and cash equivalents .................................................. $     189,133       $     96,883
     Restricted cash ............................................................         2,194              9,124
     Short-term investments .....................................................             -              6,901
     Accounts receivable, less allowances ($2,965 at September 29, 2001 and
        $6,119 at December 30, 2000) ............................................        28,070             91,767
     Inventories ................................................................        29,322            163,703
     Prepaid and other current assets ...........................................         2,264              2,400
                                                                                  -------------       ------------
          Total current assets ..................................................       250,983            370,778
Property and equipment, net .....................................................         2,659              3,411
Intangible assets, net ..........................................................             -             11,927
Other assets ....................................................................         4,487              7,921
                                                                                  -------------       ------------
                                                                                  $     258,129       $    394,037
                                                                                  =============       ============
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable--related-party ............................................ $      42,771       $     58,862
     Accounts payable ...........................................................           220             25,948
     Accrued rebates ............................................................        10,147             34,037
     Accrued royalties payable ..................................................        18,285             11,382
     Accrued expenses and other current liabilities .............................        12,305             22,886
                                                                                  -------------       ------------
          Total current liabilities .............................................        83,728            153,115
Deferred revenue--noncurrent portion ............................................           683              1,529
                                                                                  -------------       ------------
Subordinated note payable to stockholder ........................................           290                290
                                                                                  -------------       ------------
Stockholders' equity:
     Preferred stock--undesignated, $.01 par value; 35,000,000
        shares authorized; no shares outstanding ................................            --                 --
     Common stock, $.0000125 par value; 350,000,000 shares authorized;
        145,511,099 shares outstanding at September 29, 2001 and
        145,459,825 shares outstanding at December 30, 2000 .....................             2                  2
     Additional paid-in capital .................................................       475,088            475,623
     Unearned stock compensation ................................................          (526)            (1,253)
     Note receivable from stockholder ...........................................             -               (200)
     Accumulated deficit ........................................................      (301,136)          (233,716)
     Accumulated other comprehensive loss .......................................             -             (1,353)
                                                                                  -------------       ------------
          Total stockholders' equity ............................................       173,428            239,103
                                                                                  -------------       ------------
                                                                                  $     258,129       $    394,037
                                                                                  =============       ============